UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [X]

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[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|  |  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CNB CORPORATION
(Name of Registrant as Specified in Its Charter)

Willis J. Duncan, W. Jennings Duncan, Harriett B. Duncan ________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:
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[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:
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Willis J. Duncan	W. Jennings Duncan
1207 Fifth Avenue	515 Tenth Avenue
Conway, South Carolina 29526	Conway, South Carolina 29526
dunc06@sccoast.net
(843) 248-4119

October 6, 2005

Dear Shareholder,

        We are writing to you today to report the results on the nonbinding shareholder referendum which was sent to shareholders on September 12, 2005. To date we have received back from shareholders signed copies in support of the nonbinding referendum which represent more than a majority of the CNB Corporation’s shares.

        We greatly appreciate the support received from the shareholders to date. We will be continuing our efforts to contact additional shareholders seeking their support for this nonbinding referendum. However, there are shareholders for whom we do not have contact information or who for some reason may not have received a copy of our September 12, 2005 letter to shareholders and the nonbinding referendum. If you did not previously receive a copy, you may request a copy by contacting W. Jennings Duncan at the above address, e-mail address or telephone number or, if you wish to support this effort, you may sign and return the signature page on the attached nonbinding referendum to W. Jennings Duncan at the above address. If you have already signed and sent in a referendum, you do not have to sign and return another referendum.

Sincerely Yours,

/s/ Willis J. Duncan                                        /s/ W. Jennings Duncan
Willis J. Duncan                                              W. Jennings Duncan

CERTAIN INFORMATION CONCERNING PARTICIPANTS

These materials are being sent by or on behalf of Willis J. Duncan, W. Jennings Duncan, and Harriette B. Duncan, who may participate in the solicitation of proxies for the election of an alternate slate of directors at the Company's next annual shareholders meeting. In that event, they will file with the SEC a proxy statement and other relevant documents in support. INVESTORS ARE URGED TO READ THE PROXY STATEMENT IF AND WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A description of the interests of these three participants in the Company is provided in a Schedule 13D which they filed with the Securities and Exchange Commission on September 6, 2005. You can obtain a copy of the 13D and the proxy statement if and when one is filed by the participants free of charge at the SEC's website at www.sec.gov.

NONBINDING SHAREHOLDER REFERENDUM FOR CNB CORPORATION

WHEREAS, on April 8, 2005, CNB Corporation (the “Company”), holding company for its wholly owned subsidiary The Conway National Bank (the “Bank”), issued a proxy statement in connection with its annual shareholder meeting to be held on May 10, 2005 soliciting votes for the following directors, representing four of the nine directors then in office:

Harold G. Cushman, Jr. H. Buck Cutts Robert P. Hucks Howard B. Smith, III

WHEREAS, such proxy statement reported that Willis J. Duncan was the Chairman of the Board of the Company and Bank and W. Jennings Duncan was the President of the Company and Bank; and

WHEREAS, on May 10, 2005, the shareholders of the Company voted to elect the four nominated directors to serve new three year terms as members of the Company’s Board of Directors; and

WHEREAS, on June 14, 2005, three of these recently elected directors, H. Buck Cutts, Robert P. Hucks and Howard B. Smith, III, along with two other directors, Paul R. Dusenbury and Richard M. Lovelace, Jr., voted for resolutions to:

•	Remove Willis J. Duncan as the Chairman of the Board of Directors of the Company and of the Bank;
•	Remove W. Jennings Duncan as the President of the Company and of the Bank;
•	Remove Willis J. Duncan and W. Jennings Duncan as directors of the Bank;
•	Appoint H. Buck Cutts as the interim Chairman of the Board of Directors of the Company and of the Bank;
•	Appoint Robert P. Hucks as the President of the Company and of the Bank;
•	Appoint Paul R. Dusenbury as the Executive Vice President and Chief Financial Officer of the Company and of the Bank
•	Approve 5 year employment agreements with substantially increased salaries and bonuses for Hucks and Dusenbury;
•	Remove Willis J. Duncan and W. Jennings Duncan from all Board of Director Committees of the Company and Bank
•	Dissolve the Executive Committee;
•	Create a new Compensation Committee of the Company and Bank with the authority to determine the compensation and terms of employment of executive officers of the Company and Bank and appointing Cutts, Lovelace and Smith as the members of this committee;
•	Create a new Governance and Nominating Committee of the Company and Bank and appointing Cutts and Smith as two of the three members of the committee;

•	Amend the Company’s Bylaws to provide that a special meeting of shareholders can be called only by shareholders controlling 50% of the voting shares, rather than the prior requirement of only 10% of the voting shares;
•	Amend the Company’s Bylaws to raise the percentage of shareholders required to constitute a quorum at a meeting from 1/3 to a majority of the outstanding shares;
•	Amend the Company’s Bylaws to require a majority of directors to call a special meeting of the board of directors instead of the prior requirement of only two directors; and
•	Amend the Company’s Bylaws to raise the number of directors required to constitute a quorum from 1/3 to a majority of the directors then serving.

WHEREAS, the employment agreements of Hucks and Dusenbury, among other provisions, assure they will receive their base salaries and target bonus for the term of the agreements, if their employment is terminated during the term of the agreements without cause, if there is a reduction in their base salaries and target bonuses, or there is a substantial alteration of their positions or duties, which severance terms are believed to be excessive and unfair to the Company and Bank and impairs the ability of the Company or Bank to remove these officers; and

WHEREAS, Hucks would receive a base salary of $230,000, which constitutes an increase of 41% over his 2004 annual salary and an increase of 25% over the 2004 annual salary of W. Jennings Duncan, as President; and

WHEREAS, Hucks would have the potential to receive an annual bonus of between 25% and 50% of his base salary, an increase in excess of between 127% and 354% over the value of his 2004 bonus and an increase in excess of between 101% and 303% over the value of the 2004 annual bonus of W. Jennings Duncan, as President; and

WHEREAS, Dusenbury would receive a base salary of $190,000, which constitutes an increase of 26% over his 2004 annual salary; and

WHEREAS, Dusenbury would have the potential to receive an annual bonus of between 25% and 50% of his base salary, an increase in excess of between 101% to 303% over the value of his 2004 bonus; and

WHEREAS, prior to the June 14, 2005 Board of Directors meeting, the entire Board of directors was not apprised of the purpose of the meeting nor given access to the employment agreements proposed to be approved at the meeting, and neither the Board of Directors, the Executive Committee, or any other committee of the Board of Directors had previously:

•	authorized the development of employment agreements for Hucks and Dusenbury;
•	negotiated or authorized anyone else to negotiate employment agreements with Hucks or Dusenbury;
•	authorized or engaged any compensation consultants in relation to employment agreements with Hucks or Dusenbury;

•	authorized the engagement of legal counsel in relation to employment agreements for Hucks or Dusenbury;
•	reviewed the reasonableness of the terms of these agreement in comparison to other similar agreements granted to other similarly situated executives at other comparably sized community banks; or
•	considered, discussed, or deliberated these actions prior to the June 14, 2005 board meeting; and

WHEREAS, these actions substantially and materially change the management structure of the Company and Bank contrary to the disclosures set forth in the proxy statement for the Company’s 2005 annual shareholder meeting; and

WHEREAS, we believe the above actions involved a conflict of interest and are unfair to the Company and Bank; and

WHEREAS, we believe the actions taken and amendments purported to have been made to the Company’s Bylaws were proposed to entrench the new management; and

WHEREAS, two of the Bylaw changes were made in contravention of the Company’s Articles of Incorporation which require an affirmative vote of 80% of the outstanding shares of the Company to change such Bylaws; and

WHEREAS, the shareholders wish to remove the five directors who proposed and voted for the foregoing actions and void the actions taken by them, including the employment agreements for Hucks and Dusenbury;

NOW THEREFORE, let it be known that the undersigned shareholders of the Company do hereby resolve and demand the following:

•	That the following directors resign their positions as directors effective immediately:

H. Buck Cutts Paul R. Dusenbury Robert P. Hucks Richard M. Lovelace, Jr. Howard B. Smith, III

•	That the above actions taken at the June 14, 2005 meeting and passed with the votes of the five directors listed above, including the employment agreements granted to Robert P. Hucks and Paul R. Dusenbury, be voided based upon conflict of interest and as unfair to the Company and Bank.

SIGNATURE PAGE TO
NONBINDING SHAREHOLDER REFERENDUM FOR CNB CORPORATION

On behalf of all shares of CNB Corporation held or owned by me or standing in my name, I do hereby resolve and demand the following:

•	That the following directors resign their positions as directors effective immediately:

H. Buck Cutts Paul R. Dusenbury Robert P. Hucks Richard M. Lovelace, Jr. Howard B. Smith, III

•	That the actions taken at the June 14, 2005 meeting and passed with the votes of the five directors and listed in the NONBINDING SHAREHOLDER REFERENDUM FOR CNB CORPORATION, including the employment agreements granted to Robert P. Hucks and Paul R. Dusenbury, be voided based upon conflict of interest and as unfair to the Company and Bank.

By: ____________________________
(Signature)

_________________
(Print or Type Name)

_________________
(Date)

{Please sign and date this page of the Nonbinding Referendum, (signing your name as set forth on the label above) and please return it in the enclosed self addressed stamped envelope to:

W. Jennings Duncan
515 Tenth Avenue
Conway, South Carolina 29526}

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